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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 1998

                              FINE HOST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     000-28590               06-1156070
----------------------------      ----------------         ------------------
(State of other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                 Number)             Identification No.)

3 Greenwich Office Park, Greenwich, CT                    06831
----------------------------------------                 ---------
(Address of principal executive offices)                 Zip Code

Registrant's telephone number, including area code: (203) 629-4320

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Item 5. Other Events

Item 5 of this Current Report on Form 8-K, as originally filed on February 6, 1998 is hereby amended by adding the following:

On February 17, 1998, Fine Host Corporation (the "Company") restated its financial statements for the nine months ended September 24, 1997. As a result of the restatement, the Company will report pre-tax losses of approximately $11.4 million for the nine months ended September 24, 1997. A copy of the Company's restated financial statements are filed as Exhibit 99.1.1 to this Form 8-K.

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Item 7.        Financial Statements and Exhibits

(c)  Exhibits:

               The following Exhibits are filed as part of this report.

               Exhibit 99.1.1 Restated Financial Statements of the Company for Nine Months Ended
                                       September 24, 1997.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FINE HOST CORPORATION

Dated:  February 17, 1998                    By:         /s/  Randy B. Spector
                                                         ---------------------
                                             Name:       Randy B. Spector
                                             Title:      President
                                                         Chief Operating Officer

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                                  EXHIBIT INDEX

Exhibit

Exhibit 99.1.1 Restated Financial Statements of the Company for the Nine Months Ended September 24, 1997.


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